EXHIBIT 99.13

                             The New Confirmation


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                                         CREDIT SUISSE INTERNATIONAL

                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


                             Facsimile Cover Sheet


To: The Bank of New York, not in its individual or corporate capacity but solely as Swap Contract Administrator on behalf of CWALT, Inc. Alternative Loan Trust 2006-OC5 pursuant to the Swap Contract Administration Agreement

Attention:        Heakyung Chung, CSIN Marketer

Fax number:       To be hand delivered by Heakyung Chung

Date:             29 June 2006

Pages (including cover page):  7

Our Reference No: External ID: 9323937N3 / Risk ID: 561790137

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:             For Equity Derivatives:
Telephone Numbers: (212) 538-9370       Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603        (212) 538-8297 / (212) 325-5119
Email: list.otc-inc-accept-ny@credit-   Facsimile number: (212) 325-8173
suisse.com
For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.



CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

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                                         CREDIT SUISSE INTERNATIONAL

                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com

                                                                  29 June 2006

The Bank of New York, not in its individual or corporate capacity but solely as Swap Contract Administrator on behalf of CWALT, Inc. Alternative Loan Trust 2006-OC5 pursuant to the Swap Contract Administration Agreement

External ID: 9323937N3

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Dear Sir/Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "Party A" means Credit Suisse International and "Party B" means The Bank of New York, not in its individual or corporate capacity but solely as Swap Contract Administrator of CWALT, Inc. Alternative Loan Trust 2006-OC5 pursuant to the Swap Contract Administration Agreement (the "Trust").

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions.

      This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of June 29, 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Party A and Party B each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other. Terms used herein and not otherwise defined herein in the Definitions or the Agreement, shall have the meanings ascribed to them in the Pooling and Servicing Agreement relating to Alternative Loan Trust 2006-OC5 between CWALT, Inc., as Depositor, Countrywide Home Loans, Inc, as Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, dated as of June 1, 2006, as amended from time to time (the "PSA"). In the event of an inconsistency between the terms defined in the PSA and this Confirmation, this Confirmation will govern, subject to the "Definitions" provision below.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

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                                         CREDIT SUISSE INTERNATIONAL

                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


   Trade Date:                          June 27, 2006

   Effective Date:                      June 29, 2006

   Termination Date:                    The  earliest of (a) the  Distribution
                                        Date on which  the  Class  Certificate
                                        Balance    of   the    Class    2-A-2B
                                        Certificates has been reduced to zero,
                                        and (b) the Distribution  Date in May,
                                        2035.

   Floating Rate Payer:                 In  respect  of each  Party A Floating
                                        Amount, Party A and in respect of each
                                        Party B Floating Amount, Party B.

   Notional Amount:                     In respect of each Calculation  Period
                                        ending  on  a  Period  End  Date,  the
                                        aggregate Class Certificate Balance of
                                        the Class 2-A-2B  Certificates for the
                                        Distribution      Date     immediately
                                        preceding  such  Period End Date after
                                        giving effect to distributions on such
                                        Distribution  Date,  provided that the
                                        Notional  Amount  with  respect to the
                                        Calculation   Period   ending  on  the
                                        initial  Period  End Date  will be USD
                                        100,000,000.

   Period End Date:                     The 25th of each month,  commencing on
                                        25 July 2006, subject to adjustment in
                                        accordance with the Following Business
                                        Day Convention.

   Payment Date:                        One  Business Day prior to each Period
                                        End Date.

   Floating Rate Day Count              Actual/360
   Fraction:

   Business Days:                       New York


   Party A Floating Amounts

   Floating Rate Option:                USD-LIBOR-BBA

   Designated Maturity:                 One   month,   including,    for   the
                                        avoidance of doubt,  in respect of the
                                        initial Calculation Period.

   Spread: 0.11% per annum in respect of each Calculation Period with a Payment Date falling in the period from, and including, the Effective Date to, but excluding, the Optional Termination Date, and 0.22%

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                                         CREDIT SUISSE INTERNATIONAL

                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


                                        per   annum   in   respect   of   each
                                        Calculation  Period  (if  any)  with a
                                        Payment  Date  falling  in the  period
                                        from,  and  including,   the  Optional
                                        Termination  Date to,  but  excluding,
                                        the Termination Date.

   Reset Dates:                         The  first  day  of  each  Calculation
                                        Period.


   Party B Floating Amounts

   Party B Floating Amounts:            In respect of each Calculation  Period
                                        ending on a Payment Date, the sum of:

                                        (a) the  product  of (i) the  Swap Fee
                                        Rate,  (ii) the  Notional  Amount  and
                                        (iii)  the  Floating  Rate  Day  Count
                                        Fraction for such  Calculation  Period
                                        (the "Swap Fee");

                                        (b)   the    product    of   (i)   the
                                        Pass-Through  Rate,  (ii) the Notional
                                        Amount and (iii) the Floating Rate Day
                                        Count  Fraction  for such  Calculation
                                        Period; and

                                        (c) the  amount of Net Rate  Carryover
                                        (as  defined in the PSA) in respect of
                                        the Class 2-A-2B  Certificates that is
                                        required under the terms of the PSA to
                                        be  deposited  into the  Class  2-A-2B
                                        Swap Account on the Distribution  Date
                                        corresponding to such Payment Date.

   Swap Fee Rate:                       0.06%  per  annum in  respect  of each
                                        Calculation Period with a Payment Date
                                        falling  in  the  period   from,   and
                                        including,  the Effective Date to, but
                                        excluding,  the  Optional  Termination
                                        Date,  and 0.12% per annum in  respect
                                        of each  Calculation  Period  (if any)
                                        with a  Payment  Date  falling  in the
                                        period  from,   and   including,   the
                                        Optional   Termination  Date  to,  but
                                        excluding, the Termination Date.

   3.    Other provisions:

   Netting of Payments:                 Notwithstanding  Section  2(c)  of the
                                        Agreement, if on any Payment Date, but
                                        for  this  provision,  a  net  payment
                                        would be  payable  by  Party  B,  such
                                        payment  shall  be made on the  Period
                                        End Date  immediately

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                                         CREDIT SUISSE INTERNATIONAL

                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


                                        following  such Payment  Date. If on a
                                        Payment  Date a net  payment  would be
                                        payable by Party A, such payment shall
                                        be made on the Payment Date.

   Pass-Through                         Rate: The Pass-Through Rate in respect
                                        of a  Calculation  Period  Ending on a
                                        Period  End  Date  corresponding  to a
                                        Distribution   Date  under  the  Class
                                        2-A-2B  Certificates,   as  determined
                                        under the PSA, is the lesser of:

                                        (1)       One-Month  LIBOR (as defined
                                                  in   the   PSA)   for   such
                                                  Distribution  Date  plus (A)
                                                  in respect of a Distribution
                                                  Date  falling on or prior to
                                                  the   Optional   Termination
                                                  Date, 0.11% per annum or (B)
                                                  in respect of a Distribution
                                                  Date   falling   after   the
                                                  Optional  Termination  Date,
                                                  0.22% per annum, and
                                        (2)       The Net Rate Cap (as defined
                                                  in the  PSA)  for the  Class
                                                  2-A-2B Certificates.

   Distribution Date:                   The 25th day of each month, or if such
                                        25th  day is not a  Business  Day  (as
                                        defined in the PSA),  the Business Day
                                        (as  defined  in the PSA)  immediately
                                        following such 25th day.

   Definitions:                         The  terms   "Pass-Through  Rate"  and
                                        "Distribution Date" are defined herein
                                        for convenience  only. In the event of
                                        any  inconsistency  in the definitions
                                        of   these    terms    between    this
                                        Confirmation  and  the  PSA,  the  PSA
                                        shall prevail.


   4.    Account details:

      Payments to Party A:              As advised separately in writing

      Payments to Party B:              The Bank of New York
                                        New York, NY
                                        ABA # 021-000-018
                                        GLA # 111-565
                                        For Further Credit:  TAS A/C 580794
                                        Attn: Matthew J. Sabino 212-815- 6093
                                        Fax:  212-815-3986

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                                         CREDIT SUISSE INTERNATIONAL

                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com


Credit Suisse International is regulated and authorised by The Financial Services Authority and has entered into this Transaction as principal. The time at which the above Transaction was executed will be notified to Party B on request.

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.


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                                         CREDIT SUISSE INTERNATIONAL

                                One Cabot Square,     Telephone 020 7888 8888
                                London E14 4QJ        www.credit-suisse.com



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                      Yours faithfully,

                                      Credit Suisse International




                                      By:_____________________________
                                         Name:
                                         Title:







Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity, but solely as Swap Contract Administrator of CWALT, Inc. Alternative Loan Trust 2006-OC5 pursuant to the Swap Contract Administration Agreement




By:________________________________
   Name:
   Title:






Our Reference No: External ID:  9323937N3 / Risk ID: 561790137